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                                                                Exhibit 10

                             Joint Filing Agreement


       In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the Class A Common Stock, $0.01 par value, of Continental Airlines, Inc., a Delaware corporation, and such filings, provided that, as contemplated by Section 13d-1(k)(1)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Date:      November 25, 1998


                                   NORTHWEST AIRLINES CORPORATION



                                   By: /s/ Douglas M. Steenland
                                       --------------------------------------
                                        Name: Douglas M. Steenland
                                        Title: Executive Vice President, General
                                               Counsel and Secretary


                                   NORTHWEST AIRLINES
                                   HOLDINGS CORPORATION


                                   By: /s/ Douglas M. Steenland
                                       --------------------------------------
                                        Name: Douglas M. Steenland
                                        Title: Executive Vice President, General
                                               Counsel and Secretary